EXHIBIT 99.1

                         FORM 4 JOINT FILER INFORMATION

Name:                         BG Media Investors L.L.C.

                              19 W. 44th Street, Suite 812
Address:                      New York, New York 10036

Designated Filer:             BG Media Investors L.P.

Issuer and Ticker Symbol:     Dolan Media Company     DM

Date of Event
Requiring Statement:          8/7/2007


BG MEDIA INVESTORS L.L.C.


By:    /s/ Edward Carroll
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Name:  Edward Carroll
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Its:   Member
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